Exhibit 99.1

                             JOINT FILING AGREEMENT


         THIS JOINT FILING AGREEMENT (this "Agreement") is made and entered into as of this 14th day of February, 2005, by and among Carlos Slim Helu, Carlos Slim Domit, Marco Antonio Slim Domit, Patrick Slim Domit, Maria Soumaya Slim Domit, Vanessa Paola Slim Domit, Johanna Monique Slim Domit, Carso Global Telecom, S.A. de C.V., Global Telecom LLC, Telefonos de Mexico, S.A. de C.V., Controladora de Servicios de Telecomunicaciones, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Promotora Inbursa, S.A. de C.V., Inmobiliaria Inbursa, S.A. de C.V., Banco Inbursa, S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, Inmobiliaria para el Desarrollo de Proyectos, S.A. de C.V., Inmobiliaria Carso, S.A. de C.V., Orient Star Holdings LLC, U.S. Commercial Corp., S.A. de C.V. and Commercial LLC.

         Each of the parties hereto hereby agrees to prepare jointly and file timely (or otherwise to deliver as appropriate) all filings on any Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of MCI, Inc. and any and all amendments thereto and any other document relating thereto (collectively, the "Filings") required to be filed by it pursuant to the United States Securities Exchange Act of 1934, as amended. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of such Filings.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.




         --------------------------------------
         Carlos Slim Helu


         --------------------------------------
         Carlos Slim Domit                          By: /s/Eduardo Valdes Acra
                                                        ----------------------
                                                        Eduardo Valdes Acra
         --------------------------------------         Attorney-in-Fact
         Marco Antonio Slim Domit                       February 14, 2005


         --------------------------------------
         Patrick Slim Domit


         --------------------------------------
         Maria Soumaya Slim Domit


         --------------------------------------
         Vanessa Paola Slim Domit


         --------------------------------------
         Johanna Monique Slim Domit


         CARSO GLOBAL TELECOM, S.A. DE C.V.


         --------------------------------------
         By: Armando Ibanez Vazquez
         Title: Attorney-in-Fact

         GLOBAL TELECOM LLC


         --------------------------------------
         By: Empresas y Controles en Comunicaciones S.A. de
         C.V., its sole member
         Name: Armando Ibanez Vazquez
         Title: Attorney-in-Fact

         TELEFONOS DE MEXICO, S.A. DE C.V.


         --------------------------------------
         By: Adolfo Cerezo
         Title: Attorney-in-Fact

         Controladora de Servicios de Telecomunicaciones, S.A.
         de C.V.


         --------------------------------------
         By: Sergio Rodriguez Molleda
         Title: Attorney-in-Fact

         GRUPO FINANCIERO INBURSA, S.A. DE C.V.


         --------------------------------------
         By: Raul Zepeda
         Title: Attorney-in-Fact

         PROMOTORA INBURSA, S.A. DE C.V.


         --------------------------------------
         By: Juan Carrizales
         Title: Attorney-in-Fact

         INMOBILIARIA INBURSA, S.A. DE C.V.


         --------------------------------------
         By: Raul Humberto Zepeda Ruiz
         Title: Attorney-in-Fact

         Banco Inbursa, S.A. Institucion de Banca Multiple Grupo
         Financiero Inbursa


         --------------------------------------
         By: Raul Humberto Zepeda Ruiz
         Title: Attorney-in-Fact

         Inmobiliaria para el Desarrollo de Proyectos, S.A. de
         C.V.


         --------------------------------------
         By: Javier Foncerrada Izquierdo
         Title: Attorney-in-Fact

         INMOBILIARIA CARSO, S.A. DE C.V.


         --------------------------------------
         By: Armando Ibanez Vazquez
         Title: Attorney-in-Fact

         ORIENT STAR HOLDINGS LLC


         --------------------------------------
         By: Inmobiliaria Carso, S.A. de C.V., its sole member
         Name:  Armando Ibanez VaYquez
         Title:Attorney-in-Fact

         U.S. COMMERCIAL CORP., S.A. DE C.V.


         --------------------------------------
         By: Jose de Jesus Gallardo
         Title: Attorney-in-Fact

         COMMERCIAL LLC


         --------------------------------------
         By:  U.S. Commercial Corp., S.A. de C.V., its sole
         member
         Name:  Jesus Gallardo
         Title:  Attorney-in-Fact